SCHEDULE II
                            INFORMATION WITH RESPECT TO
                 TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)
                                     SHARES PURCHASED       AVERAGE
                        DATE             SOLD(-)            PRICE(2)
 COMMON STOCK-SEMCO ENERGY, INC.
          GAMCO ASSET MANGEMENT INC.
                       3/26/07           30,000             7.6600
                       3/26/07           20,000             7.6600
                       3/22/07            1,000             7.6300
                       3/22/07            4,100-            7.6400
                       3/21/07            5,000             7.6200
                       3/21/07            5,900-            7.6478
                       3/20/07            1,500             7.5960
                       3/19/07            8,000             7.6000
                       3/16/07           20,000             7.5600
                       3/14/07           12,000             7.6008
                       3/14/07            2,000             7.6000
                       3/08/07            5,000             7.6800
                       3/08/07           15,000             7.6900
          GABELLI FUNDS, LLC.
		  GLOBAL UTILITY & INCOME TRUST
                       3/14/07           10,000             7.6000
              GABELLI UTILITY FUND
                       3/14/07           20,000             7.6000
                       3/09/07           61,500             7.6737
                       3/08/07           72,100             7.6876
              THE GABELLI GLOBAL DEAL FUND
                       3/15/07           40,000             7.5700
                       3/14/07           20,000             7.6000
                       3/09/07           20,000             7.6500
                       3/08/07           20,000             7.6900
              GABELLI ABC FUND
                       3/26/07           10,000             7.6600

(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE NYSE.

(2) PRICE EXCLUDES COMMISSION.